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                                  EXHIBIT 10(g)

                                RATE SCHEDULE FT
                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                            CONTRACT NO. T-FTS-013965
                                         ------------


THIS AGREEMENT is made effective as of the 1st day of April, 1995, by and between:

TRUNKLINE GAS COMPANY, (hereinafter called "Trunkline"), a Delaware Corporation,

                                       and
THE PEOPLES GAS LIGHT AND COKE COMPANY
(hereinafter called "Shipper").

Shipper represents and warrants that Shipper conforms to the requirements of 18 C.F.R.

Section 284.102     (284B - Intrastate Pipelines or
                         Local Distribution Companies)      ---------------

Section 284.222     (284G - Interstate Pipelines)
                                                            ---------------

Section 284.223     (284G - Others)                                X
                                                            ---------------

In consideration of the mutual covenants and agreements as herein set forth, both Trunkline and Shipper covenant and agree as follows:

                               ARTICLE 1 - SERVICE

Trunkline agrees to receive at the Points of Receipt and deliver at the Points of Delivery, on a firm basis, Quantities of Natural Gas up to the following daily Quantity (Dt), which shall constitute the Maximum Daily Quantity:

                                 118,000  (Dt).
                                ---------

The Maximum Daily Quantity is stated in delivered Quantities, for which received Quantities must be adjusted for fuel usage and lost or unaccounted for Gas as set out in the then-effective, applicable rates and charges under Trunkline's Rate Schedule FT.


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                          RATE SCHEDULE FT (Continued)
                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

Exhibit A hereto states the Points of Receipt and Points of Delivery. Exhibit A may be revised from time to time by written agreement between Trunkline and Shipper and, as may be revised, is by this reference incorporated in its entirety into this Agreement and made an integral part hereof. Shipper's Maximum Daily Quantity shall be assigned among the primary Points of Receipt set out on Exhibit A, as well as among the primary Points of Delivery set out on Exhibit A. Such assignment may be changed, subject to the availability of capacity, in accordance with the General Terms and Conditions.

                                ARTICLE 2 - TERM

The term of this Agreement shall commence on April 1, 1995 and shall remain effective for a primary term of 67 months and thereafter shall continue in effect until terminated by Trunkline or Shipper upon at least six (6) months prior written notice by certified mail to the other, as of any date not earlier than the date of expiration of the primary term, provided that the term of this Agreement shall be subject to applicable provisions of Section 11 of the General Terms and Conditions.

Trunkline shall have the right to terminate service hereunder in the following circumstances: (1) if 18 C.F.R., Part 284 of the Commission's Regulations in effect on the date stated above is stayed, modified or overturned by an appellate court or by the Commission in response to the order of an appellate court; (2) if Trunkline terminates self-implementing transportation under
Section 311 of the NGPA or Section 7 (c) of the Natural Gas Act on a general, non-discriminatory basis; or (3) pursuant to any effective provisions for termination of this Agreement by Trunkline as stated in Rate Schedule FT or the General Terms and Conditions.

                          ARTICLE 3 - RATES AND CHARGES

For the services provided or contracted for hereunder, Shipper agrees to pay Trunkline the then-effective, applicable rates and charges under Trunkline's Rate Schedule FT filed with the Commission, as such rates and charges and Schedule FT may hereafter be modified, supplemented, superseded, or replaced generally or as to the service hereunder. Trunkline reserves the right from time to time to unilaterally file and to make effective any such changes in the terms or rate levels under Rate Schedule FT and the applicability thereof, the General Terms and Conditions or any other provisions of Trunkline's Tariff, subject to the applicable provisions of the Natural Gas Act and the Commission's Regulations thereunder.


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                          RATE SCHEDULE FT (Continued)
                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                         ARTICLE 4 - FUEL REIMBURSEMENT

In addition to collection of the rates and charges provided for in Article 3, Trunkline shall retain, as Fuel Reimbursement, the percentage of the Quantities delivered to Shipper hereunder, as provided pursuant to Rate Schedule FT.

                    ARTICLE 5 - GENERAL TERMS AND CONDITIONS

This Agreement and all terms for service hereunder are subject to the further provisions of Rate Schedule FT and the General Terms and Conditions of Trunkline's Tariff, as such may be modified, supplemented, superseded or replaced generally or as to the service hereunder. Trunkline reserves the right from time to time to unilaterally file and to make effective any such changes in the provisions of Rate Schedule FT and the General Terms and Conditions, subject to the applicable provisions of the Natural Gas Act and the Commission's Regulations thereunder. Such Rate Schedule and General Terms and Conditions, as may be changed from time to time, are by this reference incorporated in their entirety into this Agreement and made an integral part hereof.

                 ARTICLE 6 - CANCELLATION OF PREVIOUS CONTRACTS

This Agreement supersedes, cancels, and terminates, as of the date(s) stated below, the following Agreement(s) (if any) with respect to the Transportation of Natural Gas between Trunkline and Shipper:


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                          RATE SCHEDULE FT (Continued)
                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

IN WITNESS WHEREOF, both Trunkline and Shipper have caused this Agreement to be executed in several counterparts by their respective officers or other persons duly authorized to do so.

THE PEOPLES GAS LIGHT AND COKE COMPANY

By:  /s/ Thomas M. Patrick
     ---------------------

Title:  Vice President
        --------------

EXECUTED
          ----------------

TRUNKLINE GAS COMPANY

By:   /s/ G. Rana
      -----------

Title:
       --------------------------

EXECUTED
          -----------------------


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                          RATE SCHEDULE FT (Continued)
                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                                    EXHIBIT A
                            Transportation Agreement
                                       For
                                  Firm Service
                             Under Rate Schedule FT

                           Primary Points of Delivery

Seq.                                                             Meter
No.  Delivered To             Location       County    State       No.     MDDO
---  ------------             --------       ------    -----     -----     -----
1    PEOPLES GAS (MANLO       09 21N 07E     CHAMPA    IL        80601     60000
2    CONSUMERS POWER          11 38N 07E     ELKHAR    IN        80001     58000


                            Description of Facilities

                                                                 Atmos.
Seq.      Existing/                     Operated and             Pres.
No.       Proposed       Zone           Maintained by            (Psia)
---       --------       ----           -------------            ------
1         EXISTING       Z-2            TRUNKLINE GAS            14.40
2         EXISTING       Z-2            TRUNKLINE GAS            14.40

                          Secondary Points of Delivery

Shipper shall have the secondary Points of Delivery as set forth in Section 2.3 of Trunkline's Rate Schedule FT.


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                          RATE SCHEDULE FT  (Continued)
                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                                    EXHIBIT A
                            Transportation Agreement
                                       For
                                  Firm Service
                             Under Rate Schedule FT

                            Primary Points of Receipt

                                                                  MDRO
Seq.                                                        Meter (Net of Fuel
No.  Received From            Location       County  State   No.  Reimbursement)
---  -------------            --------       ------- -----  ----- --------------
1    AGIP (GI 102)            GI 102         OFFSHO    LA   82564     50000
2    AMERADA HESS ST 20       S TIM 175      OFFSHO    LA   82507     50000
3    NORCEN (SMI 268)         SMI268         OFFSHO    LA   80416     18000

                            Description of Facilities

                                                       Atmos.
Seq.      Existing/                Operated and        Pres.
No.       Proposed       Zone      Maintained by       (Psia)
---       --------       ----      -------------       ------
1         EXISTING       FLD       TRUNKLINE GAS
2         EXISTING       FLD       TRUNKLINE GAS       14.70
3         EXISTING       FLD       TRUNKLINE GAS       14.70

                           Secondary Points of Receipt

Shipper shall have the secondary Points of Receipt as set forth in Section 2.2 of Trunkline's Rate Schedule FT.